UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 16, 2021

FS KKR Capital Corp.

(Exact name of Registrant as specified in its charter)

Maryland	814-00757	26-1630040
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania		19112
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FSK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amended and Restated Investment Advisory Agreement

At a special meeting of stockholders of FS KKR Capital Corp., a Maryland corporation (“FSK”), held on May 21, 2021, FSK received stockholder approval to amend and restate the investment advisory agreement, dated December 20, 2018 (the “Original Advisory Agreement”), by and between FSK and FS/KKR Advisor, LLC (the “Advisor”).

On June 16, 2021, FSK entered into an amended and restated investment advisory agreement (the “Amended Advisory Agreement”) with the Advisor. A description of the Amended Advisory Agreement is set forth in “FS KKR Capital Corp. Proposal 3: Approval of FSK Advisory Agreement Amendment Proposal” (“Proposal 3”) in FSK’s joint proxy statement/prospectus, as amended, filed with the Securities and Exchange Commission (the “SEC”) on February 25, 2021 (the “Proxy Statement”) and is incorporated into this Current Report on Form 8-K by reference. As described in Proposal 3, the Original Advisory Agreement was amended to (i) reduce the income incentive fee from 20% to 17.5% and (ii) remove the total return lookback provision applicable to the subordinated incentive fee on income from the Original Advisory Agreement.

In connection with the entry into the Amended Advisory Agreement, the Advisor has also agreed to waive income incentive fees in the amount of $15 million per quarter for the first six full fiscal quarters of operations following the closing Merger (as defined below) for a total waiver of $90 million. In addition, the Advisor has agreed to exclude from the calculation of the subordinated incentive fee on income and the incentive fee on capital gains any changes to the fair value recorded for the assets and liabilities of FS KKR Capital Corp. II (“FSKR” and, together with FSK, the “Funds”) resulting solely from the new cost basis of the acquired FSKR investments determined in accordance with Accounting Standards Codification Topic 805-50, Business Combinations--Related Issues as a result of the Merger.

Information regarding the material relationships between FSK and the Advisor is set forth in “Part I—Item 1. Business—About the Advisor” and “Part III—Item 13. Certain Relationships and Related Transactions, and Director Independence” in FSK’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as amended, originally filed with the SEC on March 1, 2021, and is incorporated into this Current Report on Form 8-K by reference.

The foregoing description of the Amended Advisory Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended Advisory Agreement, which is attached hereto as Exhibit 10.1 and is incorporated into this Current Report on Form 8-K by reference.

Second Supplemental Indenture

The information contained in Item 2.03 under the heading “Second Supplemental Indenture” is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On June 16, 2021, FSK completed its previously announced merger with FSKR, pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of November 23, 2020, by and among FSK, FSKR, Rocky Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of FSK (“Merger Sub”), and the Advisor.

Pursuant to the Merger Agreement, Merger Sub was first merged with and into FSKR, with FSKR continuing as the surviving company (the “First Merger”), and, immediately following the First Merger, FSKR was then merged with and into FSK, with FSK as the surviving company (together with the First Merger, the “Merger”).

In the Merger, each share of FSKR common stock issued and outstanding immediately prior to the effective time of the First Merger was converted into 0.9498 shares of FSK common stock. The exchange ratio was determined based on the net asset value per share of FSKR common stock, divided by the net asset value per share of FSK common stock (determined, in each case, no earlier than 48 hours (excluding Sundays and holidays) prior to the closing date of the Merger). As a result of the Merger, FSK issued an aggregate of approximately 161,374,027 shares of FSK common stock to former FSKR stockholders. As part of the closing of the Merger, FSK will not be paying cash in lieu of fractional shares.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which was filed by FSK as Exhibit 2.1 to its Current Report on Form 8-K filed on November 24, 2020 and is incorporated into this Current Report on Form 8-K by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Second Supplemental Indenture

On June 16, 2021, FSK entered into a second supplemental indenture (the “Second Supplemental Indenture”) by and between FSK and U.S. Bank National Association, as trustee (the “Trustee”), effective as of the closing of the Merger. The Second Supplemental Indenture relates to FSK’s assumption of $475 million in aggregate principal amount of FSKR’s 4.250% Notes due 2025 (the “Notes”).

Pursuant to the Second Supplemental Indenture, FSK expressly assumed on behalf of FSKR the due and punctual payment of the principal of (and premium, if any) and interest on all the Notes outstanding, and the due and punctual performance and observance of every covenant and every condition of the indenture, dated February 14, 2020 (the “Base Indenture”), by and between FKSR and the Trustee, as amended by the first supplemental indenture, dated February 14, 2020 (the “First Supplemental Indenture”), by and between FSKR and the Trustee, to be performed or observed by FSKR.

The foregoing description of the Notes and the Second Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the Base Indenture, the First Supplemental Indenture, providing for the issuance of the Notes, and the Second Supplemental Indenture, relating to FSK’s assumption of the Notes, copies of which, including the form of Notes related thereto, are attached or incorporated by reference as Exhibits 4.1 through 4.4 to this Current Report on Form 8-K, respectively, and are incorporated into this Current Report on Form 8-K by reference.

Credit Facilities

On June 16, 2021, as a result of the consummation of the Merger, FSK assumed all of FSKR’s obligations under its Senior Secured Revolving Credit Facility, Darby Creek Credit Facility, Dunlap Credit Facility, Juniata River Credit Facility, Burholme Prime Brokerage Facility, Ambler Credit Facility and Meadowbrook Run Credit Facility (collectively, the “Credit Facilities”). Information regarding the Credit Facilities is set forth in “Part I—Item 1. Financial Statements—Notes to Unaudited Consolidated Financial Statements—Note 9. Financing Arrangements” in FSKR’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021, filed with the SEC on May 10, 2021, and is incorporated into this Current Report on Form 8-K by reference.

Item 7.01 Regulation FD.

On June 16, 2021, the Advisor issued a press release announcing, among other things, the closing of the Merger. The press release is furnished herewith as Exhibit 99.1.

The information in Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

Statements included herein may constitute “forward-looking” statements as that term is defined in Section 27A of the Securities Act and Section 21E of the Exchange Act, as amended by the Private Securities Litigation Reform Act of 1995, including statements with regard to future events or the future performance or operations of the Funds. Words such as “believes,” “expects,” “projects,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, risks associated with possible disruption to a Fund’s operations or the economy generally due to terrorism, natural disasters or pandemics such as COVID-19, future changes in laws or regulations and conditions in a Fund’s operating area, the price at which shares of FSK’s common stock trade on the New York Stock Exchange, unexpected costs, charges or expenses resulting from the business combination transaction involving the Funds and failure to realize the anticipated benefits of the business combination transaction involving the Funds. Some of these factors are enumerated in the filings the Funds made with the SEC, including the Proxy Statement. The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. Except as required by federal securities laws, the Funds undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Fund Acquired.

The information required by Item 9.01(a) of Form 8-K, including the financial statements required pursuant to Rule 6-11 of Regulation S-X, was previously included or incorporated by reference in (i) the Company’s preliminary prospectus supplement, dated June 9, 2021, filed pursuant to Rule 424(b)(2) to the prospectus, dated May 3, 2019, included in the Company’s registration statement on Form N-2 (Registration No. 333-231221), initially filed under the Securities Act with the SEC on May 3, 2019, as amended, and (ii) the Company’s prospectus, dated March 1, 2021, as filed under the Securities Act with the SEC on March 1, 2021 included in the Company’s registration statement on Form N-14 (Registration Statement No. 333-251667), initially filed with the SEC on December 23, 2020, as amended, and, pursuant to General Instruction B.3 of Form 8-K, is not included herein.

(d) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of November 23, 2020, by and among FS KKR Capital Corp., FS KKR Capital Corp. II, Rocky Merger Sub, Inc., and FS/KKR Advisor, LLC (incorporated by reference to Exhibit 2.1 to FSK’s Current Report on Form 8-K filed on November 24, 2020).

4.1	Indenture, dated as of February 14, 2020, by and between FS KKR Capital Corp. II and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to the FSKR’s Current Report on Form 8-K filed on February 14, 2020).

4.2	First Supplemental Indenture, dated as of February 14, 2020, relating to the 4.250% Notes due 2025, by and between FS KKR Capital Corp. II and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.2 to FSKR’s Current Report on Form 8-K filed on February 14, 2020).

4.3	Second Supplemental Indenture, dated as of June 16, 2021, relating to the 4.250% Notes due 2025, by and between FS KKR Capital Corp. and U.S. Bank National Association, as trustee.

4.4	Form of 4.250% Notes due 2025 (included as Exhibit A to Exhibit 4.2 hereto) (incorporated by reference to Exhibit 4.2 to FSKR’ s Current Report on Form 8-K filed on February 14, 2020).

10.1	Amended and Restated Investment Advisory Agreement, dated as of June 16, 2021, by and between FS KKR Capital Corp. and FS/KKR Advisor, LLC.

99.1	Press Release, dated June 16, 2021 (furnished herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS KKR Capital Corp.

Date: June 16, 2021	By:	/s/ Stephen S. Sypherd
Stephen S. Sypherd
General Counsel and Secretary

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